Exhibit 99.3

Designated Filer:	Warburg Pincus Private Equity X O&G, L.P.
Issuer & Ticker Symbol:	Laredo Petroleum, Inc. [LPI]
Date of Event Requiring Statement:	March 4, 2014

Joint Filers’ Signatures

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.
By: Warburg Pincus X, L.P., its General Partner
By: Warburg Pincus X LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Steven G. Glenn	Date:	March 4, 2014
Name: Steven G. Glenn
Title: Partner

WARBURG PINCUS X PARTNERS, L.P.
By: Warburg Pincus X, L.P., its General Partner
By: Warburg Pincus X LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Steven G. Glenn	Date:	March 4, 2014
Name: Steven G. Glenn
Title: Partner

WARBURG PINCUS X, L.P.
By: Warburg Pincus X LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Steven G. Glenn	Date:	March 4, 2014
Name: Steven G. Glenn
Title: Partner

WARBURG PINCUS X LLC
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Steven G. Glenn	Date:	March 4, 2014
Name: Steven G. Glenn
Title: Partner

WARBURG PINCUS PARTNERS LLC
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Steven G. Glenn	Date:	March 4, 2014
Name: Steven G. Glenn
Title: Partner

WARBURG PINCUS LLC

By:	/s/ Steven G. Glenn	Date:	March 4, 2014
Name: Steven G. Glenn
Title: Managing Director

WARBURG PINCUS & CO.

By:	/s/ Steven G. Glenn	Date:	March 4, 2014
Name: Steven G. Glenn
Title: Partner

CHARLES R. KAYE

By:	/s/ Steven G. Glenn	Date:	March 4, 2014
Name: Charles R. Kaye
By: Steven G. Glenn, Attorney-in-Fact*

JOSEPH P. LANDY

By:	/s/ Steven G. Glenn	Date:	March 4, 2014
Name: Joseph P. Landy
By: Steven G. Glenn, Attorney-in-Fact*

* The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on November 26, 2013 as an exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P. with respect to Laredo Petroleum, Inc. (f/k/a Laredo Petroleum Holdings, Inc.) and is hereby incorporated by reference.